Putnam Dynamic Risk Allocation Fund
The fund's portfolio
2/28/22 (Unaudited)

COMMON STOCKS (9.8%)(a)
	Shares	Value
Basic materials (1.0%)
Arkema SA (France)	49	$6,438
BHP Group, Ltd. (Australia)	573	19,301
BlueScope Steel, Ltd. (Australia)	1,081	15,972
Brenntag SE (Germany)	164	13,769
Compagnie de Saint-Gobain (France)	262	16,109
Covestro AG (Germany)	211	11,164
CRH PLC (Ireland)	227	10,224
Eiffage SA (France)	101	10,233
EVRAZ PLC (United Kingdom)	597	1,155
LANXESS AG (Germany)	52	2,541
Rio Tinto PLC (United Kingdom)	347	26,933
Shin-Etsu Chemical Co., Ltd. (Japan)	100	15,458

		149,297
Capital goods (0.5%)
CNH Industrial NV (United Kingdom)	866	12,220
Daikin Industries, Ltd. (Japan)	100	18,550
GEA Group AG (Germany)	126	5,521
Koito Manufacturing Co., Ltd. (Japan)	100	5,170
Legrand SA (France)	67	6,285
Mitsubishi Electric Corp. (Japan)	500	6,026
Sandvik AB (Sweden)	620	13,355

		67,127
Communication services (0.3%)
KDDI Corp. (Japan)	600	19,628
Koninklijke KPN NV (Netherlands)	2,568	8,776
Telstra Corp., Ltd. (Australia)	5,661	16,328

		44,732
Consumer cyclicals (1.6%)
Aristocrat Leisure, Ltd. (Australia)	349	9,638
Berkeley Group Holdings PLC (The) (United Kingdom)	69	3,576
Brambles, Ltd. (Australia)	711	5,126
CIE Generale Des Etablissements Michelin SCA (France)	34	4,677
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	7,006
Daiwa House Industry Co., Ltd. (Japan)	300	8,554
Entain PLC (United Kingdom)(NON)	744	16,613
Hermes International (France)	12	16,411
Industria de Diseno Textil SA (Spain)	170	4,471
Iveco Group NV (Italy)(NON)	173	1,444
JD Sports Fashion PLC (United Kingdom)	2,241	4,489
La Francaise des Jeux SAEM (France)	101	4,164
LVMH Moet Hennessy Louis Vuitton SA (France)	7	5,077
Nitori Holdings Co., Ltd. (Japan)	100	15,093
Pandora A/S (Denmark)	100	10,187
Porsche Automobil Holding SE (Preference) (Germany)	137	13,922
Publicis Groupe SA (France)	253	16,706
Ryohin Keikaku Co., Ltd. (Japan)	200	2,949
SGS SA (Switzerland)	4	11,376
Sofina SA (Belgium)	5	1,927
Sony Group Corp. (Japan)	200	20,477
Stellantis NV (Italy)	995	17,817
Toyota Motor Corp. (Japan)	200	3,638
Volkswagen AG (Preference) (Germany)	17	3,393
Volvo AB Class B (Sweden)	626	12,000
Wesfarmers, Ltd. (Australia)	442	15,522

		236,253
Consumer staples (1.2%)
Carlsberg A/S Class B (Denmark)	34	4,945
Coca-Cola Europacific Partners PLC (United Kingdom)	171	8,757
Coca-Cola HBC AG (Switzerland)	199	5,022
Coles Group, Ltd. (Australia)	1,114	14,113
Diageo PLC (United Kingdom)	426	21,140
Ferguson PLC (United Kingdom)	119	18,073
Imperial Brands PLC (United Kingdom)	623	13,692
ITOCHU Corp. (Japan)	300	9,790
Koninklijke Ahold Delhaize NV (Netherlands)	541	16,629
L'Oreal SA (France)	56	22,265
Nestle SA (Switzerland)	165	21,542
Swedish Match AB (Sweden)	914	6,676
Unilever PLC (United Kingdom)	64	3,222
Yakult Honsha Co., Ltd. (Japan)	100	5,426

		171,292
Energy (0.5%)
BP PLC (United Kingdom)	3,340	16,285
DCC PLC (Ireland)	38	2,967
Equinor ASA (Norway)	682	21,507
Raspadskaya OJSC (Russia)(F)	254	559
Shell PLC (United Kingdom)	1,393	36,953

		78,271
Financials (1.9%)
3i Group PLC (United Kingdom)	531	9,394
Allianz SE (Germany)	104	23,646
Aviva PLC (United Kingdom)	2,156	12,015
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,687	15,858
Bank Leumi Le-Israel BM (Israel)	1,516	16,410
BOC Hong Kong Holdings, Ltd. (Hong Kong)	2,000	7,182
CK Asset Holdings, Ltd. (Hong Kong)	2,133	13,471
Dai-ichi Life Holdings, Inc. (Japan)	400	8,394
DBS Group Holdings, Ltd. (Singapore)	800	20,079
Dexus (Australia)(R)	631	5,032
Gjensidige Forsikring ASA (Norway)	105	2,597
Goodman Group (Australia)(R)	1,013	16,451
Iida Group Holdings Co., Ltd. (Japan)	200	3,691
Investor AB Class B (Sweden)	695	14,027
Israel Discount Bank, Ltd. Class A (Israel)	1,158	7,630
Link REIT (The) (Hong Kong)(R)	200	1,614
Mizrahi Tefahot Bank, Ltd. (Israel)	36	1,407
NN Group NV (Netherlands)	32	1,528
Partners Group Holding AG (Switzerland)	12	16,071
Skandinaviska Enskilda Banken AB (Sweden)	739	8,528
Sumitomo Mitsui Financial Group, Inc. (Japan)	500	17,821
Sumitomo Realty & Development Co., Ltd. (Japan)	100	2,953
UBS Group AG (Switzerland)	1,165	21,374
United Overseas Bank, Ltd. (Singapore)	800	17,667
Zurich Insurance Group AG (Switzerland)	14	6,397

		271,237
Government (—%)
Poste Italiane SpA (Italy)	226	2,597

		2,597
Health care (1.1%)
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	121	2,272
Getinge AB Class B (Sweden)	183	7,059
GlaxoSmithKline PLC (United Kingdom)	706	14,616
Ipsen SA (France)	34	3,946
Merck KGaA (Germany)	74	14,732
Novartis AG (Switzerland)	354	30,911
Novo Nordisk A/S Class B (Denmark)	293	30,171
Roche Holding AG (Switzerland)	105	40,058
Sartorius Stedim Biotech (France)	17	6,467
Sonic Healthcare, Ltd. (Australia)	474	12,188

		162,420
Technology (1.0%)
ASML Holding NV (Netherlands)	36	23,731
Brother Industries, Ltd. (Japan)	200	3,645
Capgemini SE (France)	57	11,997
Fujitsu, Ltd. (Japan)	100	14,638
Hoya Corp. (Japan)	100	13,173
Nomura Research Institute, Ltd. (Japan)	400	13,969
Omron Corp. (Japan)	100	6,787
Sage Group PLC (The) (United Kingdom)	1,107	10,427
SCSK Corp. (Japan)	300	5,134
Shimadzu Corp. (Japan)	300	10,761
SoftBank Group Corp. (Japan)	300	13,463
Square Enix Holdings Co., Ltd. (Japan)	200	9,665
Thales SA (France)	17	1,946

		139,336
Transportation (0.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	1	3,171
Deutsche Post AG (Germany)	344	17,417
Nippon Yusen KK (Japan)	200	18,640
Yamato Holdings Co., Ltd. (Japan)	300	5,863

		45,091
Utilities and power (0.4%)
CLP Holdings, Ltd. (Hong Kong)	1,000	10,179
E.ON SE (Germany)	290	3,940
Electricite De France SA (France)	625	5,697
Fortum OYJ (Finland)	571	11,933
Glow Energy PCL (Thailand)(F)	400	—
Osaka Gas Co., Ltd. (Japan)	300	5,517
Tokyo Gas Co., Ltd. (Japan)	800	16,425

		53,691

Total common stocks (cost $1,134,232)		$1,421,344

U.S. TREASURY OBLIGATIONS (1.1%)(a)
	Principal amount	Value
U.S. Treasury Notes
1.625%, 5/15/26(i)	$143,000	$142,960
0.375%, 1/31/26(i)	11,000	10,437

Total U.S. treasury obligations (cost $153,397)		$153,397

SHORT-TERM INVESTMENTS (78.3%)(a)
		Principal amount/shares	Value
CAFCO, LLC asset backed commercial paper 0.230%, 4/22/22		$250,000	$249,875
Liberty Street Funding, LLC asset backed commercial paper 0.140%, 3/1/22		250,000	250,000
NRW.Bank commercial paper 0.180%, 3/1/22		250,000	250,000
Putnam Short Term Investment Fund Class P 0.12%(AFF)	Shares	9,427,729	9,427,729
Skandinaviska Enskilda Banken AB commercial paper 0.220%, 3/24/22		$250,000	249,977
U.S. Treasury Bills 0.168%, 4/28/22(SEGSF)		400,000	399,881
U.S. Treasury Bills 0.183%, 4/26/22(SEG)(SEGSF)(SEGCCS)		400,000	399,885
U.S. Treasury Cash Management Bills 0.288%, 5/3/22(SEG)		100,000	99,959

Total short-term investments (cost $11,327,342)			$11,327,306
TOTAL INVESTMENTS

Total investments (cost $12,614,971)			$12,902,047

	FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $47,333,721) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	3/16/22	$685,052	$680,039	$5,013
		Euro	Sell	3/16/22	1,155,869	1,169,422	13,553
		Swedish Krona	Sell	3/16/22	327	344	17
		Swiss Franc	Buy	3/16/22	100,487	100,049	438
		Swiss Franc	Sell	3/16/22	100,487	100,508	21
	Barclays Bank PLC
		British Pound	Buy	3/16/22	134,568	131,226	3,342
		Euro	Buy	3/16/22	250,515	253,426	(2,911)
		Swiss Franc	Buy	3/16/22	178,279	177,513	766
		Swiss Franc	Sell	3/16/22	178,279	178,377	98
	Citibank, N.A.
		British Pound	Buy	3/16/22	702,225	698,128	4,097
		Canadian Dollar	Buy	4/20/22	1,879,014	1,869,384	9,630
		Danish Krone	Buy	3/16/22	4,797	4,861	(64)
		Euro	Sell	3/16/22	302,570	306,726	4,156
		Swedish Krona	Buy	3/16/22	10,223	10,651	(428)
		Swedish Krona	Sell	3/16/22	10,223	10,725	502
		Swiss Franc	Buy	3/16/22	463,373	462,616	757
	Credit Suisse International
		British Pound	Buy	3/16/22	207,689	204,902	2,787
		British Pound	Sell	3/16/22	207,689	206,100	(1,589)
		Euro	Buy	3/16/22	169,964	171,248	(1,284)
		Euro	Sell	3/16/22	169,964	172,160	2,196
	Goldman Sachs International
		Australian Dollar	Sell	4/20/22	540,978	533,409	(7,569)
		British Pound	Buy	3/16/22	442,748	443,564	(816)
		Chinese Yuan (Offshore)	Buy	5/18/22	21,277	21,100	177
		Euro	Buy	3/16/22	845,895	856,712	(10,817)
		Norwegian Krone	Buy	3/16/22	35,887	34,776	1,111
		Norwegian Krone	Sell	3/16/22	35,887	34,902	(985)
		Polish Zloty	Buy	3/16/22	33,316	34,271	(955)
		Swiss Franc	Sell	3/16/22	464,464	465,421	957
	HSBC Bank USA, National Association
		British Pound	Buy	3/16/22	99,015	100,189	(1,174)
		Euro	Buy	3/16/22	5,335,084	5,406,151	(71,067)
		Hong Kong Dollar	Sell	5/18/22	1,805	1,810	5
		Swedish Krona	Buy	3/16/22	39,213	40,018	(805)
		Swiss Franc	Sell	3/16/22	803,019	804,100	1,081
	JPMorgan Chase Bank N.A.
		Australian Dollar	Buy	4/20/22	62,144	61,069	1,075
		British Pound	Sell	3/16/22	355,406	352,068	(3,338)
		Euro	Buy	3/16/22	6,208,802	6,286,314	(77,512)
		Japanese Yen	Buy	5/18/22	1,220,354	1,226,326	(5,972)
		Norwegian Krone	Sell	3/16/22	8,756	8,455	(301)
		Singapore Dollar	Buy	5/18/22	590	595	(5)
		Swiss Franc	Buy	3/16/22	914,962	917,669	(2,707)
	Morgan Stanley & Co. International PLC
		Australian Dollar	Buy	4/20/22	33,579	32,956	623
		British Pound	Sell	3/16/22	721,545	712,644	(8,901)
		Canadian Dollar	Sell	4/20/22	52,631	52,510	(121)
		Euro	Buy	3/16/22	3,379,316	3,426,187	(46,871)
		Swedish Krona	Buy	3/16/22	27,385	28,667	(1,282)
		Swedish Krona	Sell	3/16/22	27,385	28,552	1,167
		Swiss Franc	Sell	3/16/22	83,793	84,407	614
	NatWest Markets PLC
		British Pound	Sell	3/16/22	530,224	525,474	(4,750)
		Euro	Sell	3/16/22	1,008,006	1,021,308	13,302
		Swedish Krona	Sell	3/16/22	32,908	34,115	1,207
		Swiss Franc	Buy	3/16/22	287,821	287,980	(159)
		Swiss Franc	Sell	3/16/22	287,821	286,549	(1,272)
	State Street Bank and Trust Co.
		Australian Dollar	Sell	4/20/22	353,165	348,067	(5,098)
		British Pound	Buy	3/16/22	570,876	564,793	6,083
		Canadian Dollar	Sell	4/20/22	1,337,080	1,329,838	(7,242)
		Euro	Sell	3/16/22	7,524,651	7,629,452	104,801
		Hong Kong Dollar	Buy	5/18/22	39,512	39,616	(104)
		Israeli Shekel	Buy	4/20/22	10,603	10,421	182
		Swedish Krona	Buy	3/16/22	8,428	8,845	(417)
		Swedish Krona	Sell	3/16/22	8,428	8,788	360
		Swiss Franc	Sell	3/16/22	70,482	68,968	(1,514)
	Toronto-Dominion Bank
		British Pound	Sell	3/16/22	128,799	128,337	(462)
		Euro	Buy	3/16/22	89,414	90,124	(710)
		Euro	Sell	3/16/22	89,414	90,579	1,165
		Norwegian Krone	Buy	3/16/22	13,497	13,106	391
		Norwegian Krone	Sell	3/16/22	13,497	13,160	(337)
	UBS AG
		Australian Dollar	Buy	4/20/22	914,640	901,971	12,669
		British Pound	Sell	3/16/22	735,230	731,660	(3,570)
		Canadian Dollar	Sell	4/20/22	64,704	64,374	(330)
		Chinese Yuan (Offshore)	Buy	5/18/22	36,869	36,536	333
		Euro	Sell	3/16/22	3,349,138	3,387,017	37,879
		Hong Kong Dollar	Sell	5/18/22	8,358	8,382	24
		Swiss Franc	Buy	3/16/22	134,091	132,635	1,456
	WestPac Banking Corp.
		British Pound	Buy	3/16/22	247,268	245,108	2,160
		Euro	Sell	3/16/22	417,675	423,271	5,596

	Unrealized appreciation						241,791

	Unrealized (depreciation)						(273,439)

	Total						$(31,648)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	17	$1,833,049	$1,833,049	Jun-22	$11,079
Euro-BTP Italian Government Bond (Long)	10	1,582,644	1,582,644	Mar-22	(79,305)
Euro-Bund 10 yr (Long)	8	1,498,349	1,498,348	Mar-22	(55,271)
Euro-OAT 10 yr (Long)	9	1,597,243	1,597,243	Mar-22	(64,165)
Japanese Government Bond 10 yr (Long)	2	2,618,188	2,618,188	Mar-22	(28,019)
MSCI EAFE Index (Long)	1	108,955	107,990	Mar-22	(6,371)
S&P 500 Index E-Mini (Long)	8	1,749,576	1,747,200	Mar-22	(68,396)
U.K. Gilt 10 yr (Long)	12	1,981,342	1,981,342	Jun-22	11,241
U.S. Treasury Note 5 yr (Short)	19	2,247,344	2,247,344	Jun-22	(16,668)
U.S. Treasury Note Ultra 10 yr (Long)	34	4,805,156	4,805,156	Jun-22	31,002

Unrealized appreciation					53,322

Unrealized (depreciation)					(318,195)

Total					$(264,873)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation
	$440,000	$12,910	$(6)	1/3/32	1.3265% — Annually	Secured Overnight Financing Rate — Annually	$12,632

Total			$(6)				$12,632

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	$808,643	$790,219	$—	2/15/23	(Secured Overnight Financing Rate plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$(17,963)
	815,437	799,835	—	2/15/23	Secured Overnight Financing Rate plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	15,629
	Citibank, N.A.
	408,945	404,200	—	9/28/22	(Secured Overnight Financing Rate plus 0.45%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(4,901)
	JPMorgan Chase Bank N.A.
	1,486,123	1,451,446	—	2/7/23	(Secured Overnight Financing Rate plus 0.43%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(36,986)

Upfront premium received			—	Unrealized appreciation			15,629

Upfront premium (paid)			—	Unrealized (depreciation)			(59,850)

		Total	$—			Total	$(44,221)
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	333	$55,045	6.97%
Alphabet, Inc. Class A	Technology	14	38,060	4.82%
Microsoft Corp.	Technology	121	36,197	4.58%
Amazon.com, Inc.	Consumer cyclicals	9	27,799	3.52%
NVIDIA Corp.	Technology	84	20,430	2.59%
JPMorgan Chase & Co.	Financials	122	17,364	2.20%
Qualcomm, Inc.	Technology	81	13,914	1.76%
Merck & Co., Inc.	Health care	177	13,586	1.72%
Accenture PLC Class A	Technology	43	13,519	1.71%
Walmart, Inc.	Consumer cyclicals	94	12,747	1.61%
Goldman Sachs Group, Inc. (The)	Financials	34	11,706	1.48%
Intuit, Inc.	Technology	24	11,520	1.46%
Abbott Laboratories	Health care	90	10,837	1.37%
Citigroup, Inc.	Financials	174	10,280	1.30%
Philip Morris International, Inc.	Consumer staples	91	9,235	1.17%
MetLife, Inc.	Financials	134	9,074	1.15%
Adobe, Inc.	Technology	19	8,962	1.13%
Cisco Systems, Inc./Delaware	Technology	158	8,824	1.12%
Procter & Gamble Co. (The)	Consumer staples	56	8,665	1.10%
Coca-Cola Co. (The)	Consumer staples	131	8,172	1.03%
Ford Motor Co.	Consumer cyclicals	453	7,960	1.01%
Vertex Pharmaceuticals, Inc.	Health care	34	7,934	1.00%
DuPont de Nemours, Inc.	Basic materials	99	7,667	0.97%
Target Corp.	Consumer cyclicals	38	7,559	0.96%
AT&T, Inc.	Communication services	314	7,436	0.94%
AbbVie, Inc.	Health care	49	7,229	0.91%
AutoZone, Inc.	Consumer cyclicals	4	7,213	0.91%
McDonald's Corp.	Consumer staples	29	7,193	0.91%
O'Reilly Automotive, Inc.	Consumer cyclicals	11	7,192	0.91%
Snowflake, Inc. Class A	Technology	27	7,084	0.90%
Colgate-Palmolive Co.	Consumer staples	91	7,004	0.89%
Synopsys, Inc.	Technology	22	6,916	0.88%
CSX Corp.	Transportation	198	6,706	0.85%
Exxon Mobil Corp.	Energy	76	5,948	0.75%
General Dynamics Corp.	Capital goods	25	5,944	0.75%
Verizon Communications, Inc.	Communication services	109	5,839	0.74%
Fortinet, Inc.	Technology	16	5,554	0.70%
Meta Platforms, Inc. Class A	Technology	26	5,530	0.70%
Cadence Design Systems, Inc.	Technology	36	5,466	0.69%
Ameriprise Financial, Inc.	Financials	17	5,202	0.66%
Chevron Corp.	Energy	35	5,065	0.64%
American Electric Power Co., Inc.	Utilities and power	55	5,012	0.63%
Tesla, Inc.	Consumer cyclicals	6	4,942	0.63%
Marriott International, Inc./MD Class A	Consumer cyclicals	29	4,892	0.62%
Edwards Lifesciences Corp.	Health care	43	4,883	0.62%
Medtronic PLC	Health care	46	4,825	0.61%
Regeneron Pharmaceuticals, Inc.	Health care	8	4,672	0.59%
Deere & Co.	Capital goods	13	4,629	0.59%
Fortive Corp.	Capital goods	71	4,588	0.58%
AMETEK, Inc.	Conglomerates	35	4,503	0.57%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
	$395,000	$24,296	$1,278	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(23,019)
	1,740,000	81,763	656	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	(81,106)

Total			$1,934				$(104,125)

Key to holding's abbreviations
OJSC	Open Joint Stock Company
OTC	Over-the-counter
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $14,465,132.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/22
Short-term investments
	Putnam Short Term Investment Fund*	$19,944,551	$10,321,491	$20,838,313	$8,818	$9,427,729

	Total Short-term investments	$19,944,551	$10,321,491	$20,838,313	$8,818	$9,427,729
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $336,889.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $222,933.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $67,980.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $336,608 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to generate additional income for the portfolio.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
As of the close of the reporting period, due to a decrease in the fund's net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had net asset position of $195,505 and net liability position of $271,374 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $222,933 and may include amounts related to unsettled agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$—	$149,297	$—
Capital goods	—	67,127	—
Communication services	—	44,732	—
Consumer cyclicals	1,444	234,809	—
Consumer staples	8,757	162,535	—
Energy	—	77,712	559
Financials	—	271,237	—
Government	—	2,597	—
Health care	—	162,420	—
Technology	—	139,336	—
Transportation	—	45,091	—
Utilities and power	—	53,691	—

Total common stocks	10,201	1,410,584	559
U.S. treasury obligations	—	153,397	—
Short-term investments	—	11,327,306	—

Totals by level	$10,201	$12,891,287	$559
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(31,648)	$—
Futures contracts	(264,873)	—	—
Interest rate swap contracts	—	12,638	—
Total return swap contracts	—	(150,280)	—

Totals by level	$(264,873)	$(169,290)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$115,000,000
Centrally cleared interest rate swap contracts (notional)	$4,300,000
OTC total return swap contracts (notional)	$28,100,000
Centrally cleared total return swap contracts (notional)	$5,400,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com